Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated September 18, 2015 to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 28, 2015

This supplement makes the following amendments to disclosures in the Prospectus and SAI for the Aurora Horizons Fund (the “Fund”) dated June 28, 2015.

Effective September 18, 2015, Kovitz Investment Group, LLC (“KIG”) will no longer serve as a sub-adviser to the Fund.  The portion of the Fund formerly managed by KIG has been allocated to the Fund’s adviser and other sub-advisers.  Accordingly, all references to KIG in the Prospectus and SAI are hereby removed.

Please retain this Supplement with your Prospectus and SAI for future reference.